UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2025

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina			001-37497	26-4596286
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive,	Wilmington,	NC		28403
(Address of principal executive offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	New York Stock Exchange LLC
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share	LOB PR A	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
On August 4, 2025, Live Oak Bancshares, Inc. (the “Company”) issued an aggregate of 4,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value per share (the “Series A Preferred Stock”), with a liquidation preference of $1,000 per share of Series A Preferred Stock (equivalent to $25 per Depositary Share), which represents $100,000,000 in aggregate liquidation preference. The Depositary Shares are represented by depositary receipts (the “Depositary Receipts”).
Under the terms of the Series A Preferred Stock, the ability of the Company to declare or pay any dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series A Preferred Stock will be subject to restrictions in the event that the Company does not declare dividends on the Series A Preferred Stock for the most recently completed dividend period.
The terms of the Series A Preferred Stock are more fully described in the Articles of Amendment, filed on July 31, 2025 with the Secretary of State of North Carolina (the “Articles of Amendment”). The Articles of Amendment establish the authorized number of shares of Series A Preferred Stock as 100,000 and provide for the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions related to the Series A Preferred Stock. The foregoing description is qualified in its entirety by reference to the Articles of Amendment, a copy of which is included as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A and is incorporated by reference herein.
The terms of the Depositary Shares are set forth in the (1) Deposit Agreement, dated as of August 4, 2025 (the “Deposit Agreement”), by and among the Company and Broadridge Corporate Issuer Solutions, Inc., and the holders from time to time of the Depositary Receipts; and (2) the form of Depositary Receipt. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the issuance of the Series A Preferred Stock and the offer and sale of the Depositary Shares, on July 31, 2025, the Company filed the Articles of Amendment with the Secretary of State of North Carolina, establishing the authorized number of shares of Series A Preferred Stock as 100,000 and providing for the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions related to the Series A Preferred Stock. The Articles of Amendment became effective with the Secretary of State of North Carolina on July 31, 2025. The foregoing description is qualified in its entirety by reference to the Articles of Amendment, a copy of which is included as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A and is incorporated by reference herein.
Item 8.01. Other Events.
On August 4, 2025, the Company completed the issuance and sale of 4,000,000 Depositary Shares pursuant to an Underwriting Agreement, dated July 28, 2025, between the Company, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc. The sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-269263). The legal opinion as to the legality of the Depositary Shares and the Series A Preferred Stock is included as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference herein.
On August 4, 2025, the Company issued a press release announcing the closing of the offering. The press release is included Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 28, 2025 (incorporated herein by reference to Exhibit 1.1 to the Live Oak Bancshares, Inc. Current Report on Form 8-K filed on July 29, 2025).

3.2
Articles of Amendment designating the 8.375% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock (incorporated herein by reference to Exhibit 3.2 to Live Oak Bancshares, Inc. Registration Statement on Form 8-A filed on August 4, 2025).

4.1
Deposit Agreement, dated as of August 4, 2025, by and among Live Oak Bancshares, Inc., and Broadridge Corporate Issuer Solutions, Inc., and the Holders from time to time of the depositary receipts described therein.

4.2	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Wyrick Robbins Yates & Ponton LLP regarding legality of the Depositary Shares and Series A Preferred Stock.

23.1	Consent of Wyrick Robbins Yates & Ponton LLP (included in Exhibit 5.1).

99.1	Press Release dated August 4, 2025 issued by Live Oak Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: August 4, 2025	By:	/s/ Walter J. Phifer
Walter J. Phifer Chief Financial Officer
3